Exhibit 10.1
REGISTRATION RIGHTS AGREEMENT
     THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of November 8, 2006, by and among Forest City Enterprises, Inc., an Ohio corporation (the “Company”), and the holders of BCR Units listed from time to time on Schedule A hereto (collectively, and as further described in the recitals below, the “Holders”).
     WHEREAS, in connection with the consummation of the transactions contemplated by the Master Contribution Agreement, certain of the BCR Entities and BCR Individuals have received BCR Units in Master III; and
     WHEREAS, in connection therewith, the Company has agreed to grant to those BCR Entities and BCR Individuals and each permitted transferee of BCR Units under the Master III Operating Agreement (including members of Key Management and Affiliates of members of Key Management to the extent that may be required in connection with an Exchange Notice delivered pursuant to Paragraph 8 of Exhibit A to the Master III Operating Agreement (as such terms are defined in the Master III Operating Agreement)) (each a “Holder”) the registration rights set forth below.
     NOW, THEREFORE, the parties hereto, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, hereby agree as follows:
ARTICLE I
DEFINITIONS
     1.1. Definitions. In addition to the words and terms defined elsewhere in this Agreement, each capitalized word or term used as a defined term but not otherwise defined in this Agreement shall have the meaning assigned to it in the Master Contribution Agreement (defined below), unless the context or use clearly indicates another meaning or intent. In addition, the following terms and phrases shall, for purposes of this Agreement, have the meanings set forth below:
     “Agreement” has the meaning set forth in the recitals.
     “BCR” means Bruce C. Ratner, an individual.
     “Business Day” means any day on which the New York Stock Exchange (or any successor exchange) is open for trading.
     “Common Stock” means the Class A Common Stock ($.33 1/3 par value) of the Company.
     “Company” has the meaning set forth in the recitals.
     “Company Offering” has the meaning set forth in Section 4.1(b).
     “Company Sale Period” has the meaning set forth in Section 4.1(b).

     “Conversion Shares” means (i) all or any portion of the shares of Common Stock received by the Holders, or issuable to the Holders, upon exercise of their rights to exchange or convert all or a portion of their BCR Units for shares of Common Stock pursuant to the Master III Operating Agreement and (ii) any shares of Common Stock issued as a dividend or other distribution with respect to, in exchange for or in replacement of the BCR Units or Common Stock referred to in clause (i) above.
     “Eligible Securities” means all or any portion of the Conversion Shares; provided, that, as to any proposed offer or sale of Eligible Securities, such securities shall cease to be Eligible Securities with respect to such proposed offer or sale when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities are permitted to be sold pursuant to Rule 144(k) (or any successor provision to such Rule) under the Securities Act to be confirmed in a written opinion of counsel to the Company addressed to the Holders, or (iii) such securities shall have been otherwise transferred pursuant to an applicable exemption under the Securities Act, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and such securities shall be freely transferable to the public without registration under the Securities Act.
     “End of Suspension Notice” has the meaning set forth in Section 6.3(b).
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the relevant time.
     “Holder” shall have the meaning set forth in the recitals.
     “Initial Shelf Effectiveness Period” has the meaning set forth in Section 3.1(b).
     “Lock-up Expiration Date” has the meaning set forth in Section 3.1(a).
     “Master III” means Forest City Master Associates III, LLC, a New York limited liability company.
     “Master III Operating Agreement” means the Amended and Restated Limited Liability Company Operating Agreement of Forest City Master Associates III, LLC, dated as of the date hereof, as the same may be amended from time to time.
     “Master Contribution Agreement” means the Master Contribution and Sale Agreement, dated as of August 10, 2006, among the Company, certain entities affiliated with the Company, Master III and certain entities and individuals affiliated with BCR, as the same may have been amended, supplemented or modified.
     “Other Holder” has the meaning set forth in Section 4.2.
     “Other Securities” has the meaning set forth in Section 5.1.

     “Person” means an individual, a partnership (general or limited), corporation, limited liability company, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.
     “Post-Effective Suspension Event” has the meaning set forth in Section 6.3(a).
     “Pre-Effective Suspension Event” has the meaning set forth in Section 4.1(c).
     “Registration Expenses” means all expenses incident to the Company’s performance of or compliance with the registration requirements set forth herein including, without limitation, the following: (i) the fees, disbursements and expenses of the Company’s attorneys, accountants and experts in connection with the registration of Eligible Securities under the Securities Act; (ii) all expenses in connection with the preparation, printing and filing of the registration statement, any preliminary or final prospectus, any other offering document and any amendments and supplements thereto and the mailing and delivering of copies thereof to the underwriters and dealers; (iii) the cost of printing or producing any agreement(s) among underwriters, underwriting agreement(s) and blue sky or legal investment memoranda, any selling agreements and any other documents in connection with the offering, sale or delivery of Eligible Securities; (iv) all expenses in connection with the qualification of Eligible Securities for offering and sale under the securities or “blue sky” laws of any state, including the fees and disbursements of counsel for the underwriters in connection with such qualification; (v) the filing fees incident to securing any required review by NASD, Inc. of the terms of the sale of Eligible Securities; (vi) fees and expenses incurred in connection with the listing of Eligible Securities on each securities exchange on which securities of the same class are then listed, and (vii) all SEC and blue sky registration fees attributable to Eligible Securities; except that, Registration Expenses with respect to any registration pursuant hereto shall not include (x) transfer taxes applicable to Eligible Securities, (y) underwriting discounts and selling commissions attributable to the sale of any Eligible Securities, and (z) fees and expenses, if any, of any counsel retained by any Holder or any underwriter, other than the reasonable fees and expenses of any counsel retained by BCR in an amount not to exceed $15,000 annually (collectively, clauses (x), (y) and (z) are referred to as the “Selling Expenses”).
     “SEC” means the Securities and Exchange Commission.
     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the relevant time.
     “Selling Holders” means the Holder or Holders who request registration pursuant to Section 3.1, 4.1, 4.2 or 5.1.
     “Shelf Registration Statement” means a “shelf” registration statement of the Company prepared pursuant to the provisions of this Agreement which provides for the offering and sale of Eligible Securities on an appropriate form under Rule 415 under the Securities Act, or any successor or similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments and prospectus supplements, in each case including the prospectus contained therein, as supplemented, all exhibits thereto and all material incorporated by reference therein.
     “Suspension Notice” has the meaning set forth in Section 6.3(b).
ARTICLE II
EFFECTIVENESS OF REGISTRATION RIGHTS
  2.1. Participation in Registration Process by Holders of BCR Units in Master III. Subject to the Holder’s compliance with the provisions of Articles III, IV or V below, as applicable, a Holder will be permitted to exercise the registration rights described in this Agreement in respect of the Eligible Securities prior to the receipt by such Holder of said Eligible Securities so long as prior to or concurrently with the exercise or participation in a registration process the Holder has, to the extent contractually required to do so, delivered to Master III an exchange or conversion request that complies with the terms of the interests being exchanged or converted including, without limitation, any “lock-up” or other restrictions on the sale or conversion of BCR Units contained in the Master III Operating Agreement; except that, (a) the Company’s obligations to comply with such request for registration shall be suspended, for a period not to exceed ten (10) days after receipt of an Exchange Notice (as defined in the Master III Operating Agreement) by the Company, until Master III delivers an Election Notice (as defined in the Master III Operating Agreement) to the Holder, and (b) the Company will be obligated to satisfy a registration request only with respect to the portion of such exchange or conversion request that is to be satisfied by the issuance of Common Stock to the Holder.
ARTICLE III
INITIAL REGISTRATION RIGHTS
  3.1. Shelf Registration.
     (a) Following the Principal Closing Date and prior to the first anniversary of the date of this Agreement, the Company shall file with the SEC, and thereafter shall use commercially reasonable efforts to cause to be declared effective as promptly as practicable but in no event later than the first anniversary of the date of this Agreement, a Shelf Registration Statement relating to the offer and sale of the Eligible Securities by the Holders in accordance with the methods of distribution elected by the Holders participating in, and as set forth in, such Shelf Registration Statement; provided, however, that if the date contemplated by Section 2 of Exhibit A to the Master III Operating Agreement (the “Lock-up Expiration Date”) is a date prior to the first anniversary of the date of this Agreement, then the Company shall file the Shelf Registration Statement required by this Section 3.1(a) with the SEC as promptly as practicable after the Lock-up Expiration Date, and thereafter shall use commercially reasonable efforts to cause to be declared effective, as promptly as practicable but in no event later than the first anniversary of the date of this Agreement, such Shelf Registration Statement.

     (b) The Company shall use commercially reasonable efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus, as amended or supplemented, forming part thereof to be usable by Holders for a period of three years after the first anniversary of the date of this Agreement or, if the Shelf Registration Statement is filed prior to the first anniversary of the date of this Agreement pursuant to the proviso in Section 3.1(a) above, for a period of three years after the effective date of such Shelf Registration Statement, or for such shorter period that will terminate when all Eligible Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be outstanding or otherwise to be Eligible Securities (the “Initial Shelf Effectiveness Period”). The Initial Shelf Effectiveness Period shall automatically be extended to the extent required to permit brokers and dealers to comply with Rule 174 under the Securities Act or as otherwise provided herein.
     (c) The Company shall promptly supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration Statement, if required by the Securities Act, or, in the reasonable discretion of the Company, if reasonably requested by the Holders of a majority of the Eligible Securities covered by such Shelf Registration Statement or by any underwriter of such Eligible Securities.
     (d) From and after the date the Shelf Registration Statement is declared effective, the Company shall, as promptly as practicable after the request of a Holder, and in any event upon ten (10) Business Days after such date:
          (i) if required by applicable law, file with the SEC a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder so requesting is named as a selling securityholder in the Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of the Eligible Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use its commercially reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable;
          (ii) provide such Holder copies of any documents filed pursuant to Section 3.1(d)(i); and
          (iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 3.1(d)(i).

ARTICLE IV
DEMAND REGISTRATION RIGHTS
  4.1. Notice and Registration. If the Shelf Registration Statement contemplated by Article III hereof is no longer effective, and upon written notice from a Holder or Holders owning Eligible Securities requesting that the Company effect the registration under the Securities Act of all or part of the Eligible Securities held by such Holders, which notice shall specify the intended method or methods of disposition of such Eligible Securities, the Company will use commercially reasonable efforts to effect (as promptly as is practicable under the circumstances) the registration under the Securities Act of such Eligible Securities for disposition in accordance with the intended method or methods of disposition stated in such request (which request may be satisfied by means of a Shelf Registration Statement); and the Company agrees that it will use such a Shelf Registration Statement if the Company is then eligible to do so and a Shelf Registration Statement is requested by the Holder(s) in its written notice requesting registration, provided that:
     (a) If the Company shall have previously effected a registration with respect to a Holder’s Eligible Securities pursuant to this Article IV, the Company shall not be required to effect a registration for such Holder’s Eligible Securities pursuant to this Article IV until a period of twelve (12) months shall have elapsed from the effective date of the most recent such previous registration.
     (b) If, upon receipt of a registration request pursuant to this Article IV, the Company is advised in writing (with a copy to the Selling Holders) by a nationally recognized independent investment banking firm selected by the Company to act as lead underwriter in connection with a public offering of securities by the Company that, in such firm’s opinion, a registration at the time and on the terms requested would materially adversely affect such public offering of securities by the Company (other than an offering in connection with employee benefit and similar plans) (a “Company Offering”) that had been contemplated by the Company prior to the notice by the Holders who initially requested registration, the Company shall not be required to effect a registration pursuant to this Article IV until the earliest of (i) three (3) months after the completion of such Company Offering, (ii) promptly after abandonment of such Company Offering, or (iii) three (3) months after the date of written notice from the Holders who initially requested registration (such period a “Company Sale Period”); except that, the Company may not exercise its rights to delay any registration under this Section 4.1(b) (x) more than once in any twelve (12) month period or (y) within four (4) months of the end of any delay effected pursuant to Section 4.1(c); and provided further that in no event shall Pre-Effective Suspension Events and Company Sale Periods be permitted to take effect for more than an aggregate of ninety (90) days in any twelve (12) month period.
     (c) If, while a registration request is pending pursuant to this Article IV, the Chief Executive Officer and the General Counsel of the Company, with the advice of counsel, determine in good faith, that (A) the filing of a registration statement or the declaration of effectiveness is reasonably likely to adversely affect a material financing, acquisition, disposition, merger or other comparable transaction involving the Company or (B) disclosure is reasonably likely to have a material adverse effect on the Company and, in each of (A) and (B), after the advice of counsel, the filing of a registration statement or the declaration of effectiveness would require the disclosure of material non-public information not otherwise required to be disclosed under applicable law (such circumstances being hereinafter referred to as a “Pre-Effective Suspension Event”), the Company shall deliver a certificate to such effect signed by its Chairman, Chief Executive Officer, President or any Vice President to the Selling Holders, and the Company shall not be required to effect a registration pursuant to this Article IV until the earlier of (i) the date upon which such material information is disclosed to the public or ceases to be material or (ii) ninety (90) days after the Company makes such determination; except that, in no event shall Pre-Effective Suspension Events be permitted to take effect (x) more than twice in any twelve (12) month period or (y) within four (4) months following the end of any Pre-Effective Suspension Event with respect to the same or substantially the same facts or circumstances; and provided further that in no event shall Pre-Effective Suspension Events and Company Sale Periods be permitted to exist for more than an aggregate of ninety (90) days in any twelve (12) month period.
     (d) (1) The Company shall not be required to effect more than one registration in any twelve (12) month period, provided that, at the time of the request for registration under this Section 4.1, at the time of the filing of the registration statement with the SEC and throughout the period in which the registration statement is to remain effective, the Company is eligible to register the Eligible Securities on Form S-3 under the Securities Act or any successor form.
     (2) Subject to Section 4.1(d)(3) below, if at any such time the Company is not eligible to register the Eligible Securities on Form S-3 under the Securities Act or any successor form, the Company shall not be required to file a registration statement for the Holders pursuant to this Section 4.1 after the Company has effected three (3) such registrations on a form other than Form S-3 under the Securities Act or any successor form pursuant to this Section 4.1 and such registrations have been declared or ordered effective.
     (3) Following the fifteenth anniversary of the effectiveness of the Shelf Registration Statement contemplated by Article III hereof, the Company shall not be required to file a registration statement for the Holders pursuant to this Section 4.1 after the Company has effected four (4) such registrations under the Securities Act following that fifteenth anniversary pursuant to this Section 4.1 and such registrations have been declared or ordered effective, except that, notwithstanding the limitation contained in this paragraph, the Holders may require the Company to file one (1) additional registration statement pursuant to this Section 4.1 within one year of the death of BCR. For the avoidance of doubt, for purposes of determining whether the Company has effected four (4) registrations pursuant to this Section 4.1(d)(3), any registrations effected pursuant to Section 4.1(d)(2) or Section 4.4 shall not be counted.
     (4) No registration of Eligible Securities under this Article IV shall relieve the Company of its obligation (if any) to effect registrations of Eligible Securities pursuant to Article V.
     (e) If the Eligible Securities of a Holder are registered for resale pursuant to an effective Shelf Registration Statement filed by the Company in compliance with this Agreement, then, for so long as that Shelf Registration Statement is effective and available for use by that Holder in compliance with applicable securities and other laws and without the need for any further action by the Company, and the Company is otherwise complying with any requirements of this Agreement relating to the Shelf Registration Statement, the Company will be deemed to have satisfied its obligations pursuant to this Article IV with respect to that Holder and the Eligible Securities so registered. For the avoidance of doubt, at any time in its sole discretion the Company may elect to include the Eligible Securities of any Holder, or any portion thereof, in any Shelf Registration Statement being filed by the Company.
  4.2. Other Holder Shares. Upon receipt of the written notice from Holders requesting registration under Section 4.1, the Company shall promptly, and in any event within ten (10) Business Days, give written notice to each of the other Holders (the “Other Holders”). Within ten (10) Business Days after receipt of such notice by any Other Holder, such Other Holder may request in writing that its Eligible Securities be included in such registration and, subject to Section 4.1 hereof, the Company shall include in such registration the Eligible Securities of any such Other Holder requested to be so included. Each such request by such Other Holder shall specify the number of shares of Eligible Securities proposed to be sold and the intended method of distribution thereof.
  4.3. Limitation on Registration Rights. Each registration of Eligible Securities requested by a Holder pursuant to Section 4.1 shall be with respect to a number of shares of Common Stock having an aggregate offering price (determined in the manner required by Form S-3 or any successor form) of not less than $10,000,000 or all of the Eligible Securities subject to this Agreement.
  4.4. Automatic Exercise of Demand Registration Rights. Upon the third anniversary of the effectiveness of the Shelf Registration Statement contemplated by Article III hereof, and thereafter upon each subsequent third anniversary of the effectiveness of any Shelf Registration Statement filed pursuant to this Section 4.4 until the fifteenth anniversary of the effectiveness of the Shelf Registration Statement contemplated by Article III hereof, if the Company is eligible to register the Eligible Securities on Form S-3 or any successor form, then the Holders of Eligible Securities will be deemed to have requested that the Company effect the registration under the Securities Act of all of the Eligible Securities pursuant to Section 4.1 of this Agreement on a Shelf Registration Statement filed pursuant to Rule 415(a)(6) or other applicable rule(s) under the Securities Act. Unless otherwise notified by a Holder or Holders in writing of a change in the method or methods of disposition from that provided for in the currently effective Shelf Registration Statement, the Company will prepare and file the Shelf Registration Statement using the method or methods of disposition provided for in such currently effective Shelf Registration Statement.
ARTICLE V
PIGGY-BACK REGISTRATION
  5.1. Notice and Registration. If the Company proposes to register any shares of Common Stock or other securities issued by it having terms substantially similar to Eligible Securities (“Other Securities”) for public sale under the Securities Act (whether proposed to be offered for sale by the Company or by any other Person) on a form and in a manner which would permit registration of Eligible Securities for sale to the public under the Securities Act, it will give prompt written notice to the Holders of its intention to do so, which notice the Holders shall keep confidential, and upon the written request of a Holder delivered to the Company within fifteen (15) Business Days after the giving of any such notice (which request shall specify the number of Eligible Securities intended to be disposed of by such Holder and the intended method of disposition thereof), the Company will use commercially reasonable efforts to effect, in connection with the registration of the Other Securities, the registration under the Securities Act of all Eligible Securities which the Company has been so requested to register by the Selling Holders, to the extent required to permit the disposition (in accordance with the intended method or methods thereof as aforesaid) of Eligible Securities so to be registered, except that:
     (a) if, at any time after giving such written notice of its intention to register any Other Securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register the Other Securities, the Company may, at its election, give written notice of such determination to the Holders and thereupon the Company shall be relieved of its obligation to register such Eligible Securities in connection with the registration of such Other Securities (but not from its obligation to pay Registration Expenses to the extent incurred in connection therewith as provided in Section 6.5), without prejudice, however, to the rights (if any) of the Holders immediately to request that such registration be effected as a registration under Article IV;
     (b) the Company will not be required to effect any registration pursuant to this Article V if the Company shall have been advised in writing (with a copy to the Selling Holders) by a nationally recognized independent investment banking firm selected by the Company to act as lead underwriter in connection with the public offering of securities by the Company that, in such firm’s opinion, such registration at that time would materially affect the Company’s own scheduled offering, except that, if an offering of some but not all of the shares requested to be registered by the Holders and other holders of the Company’s securities with piggyback rights would not materially affect the Company’s offering, the offering will include all securities offered by the Company and such number of securities with piggyback rights as is determined by such lead underwriter is the maximum number that can be included without materially affecting the Company’s offering, and the aggregate number of shares requested to be included in such offering by the Selling Holders and each other group of securityholders with piggyback rights shall be reduced pro rata based on the relative number of shares being proposed for inclusion by each; if the aggregate number of Eligible Securities to be included in such offering is reduced in accordance with the foregoing, the total number of shares requested to be including in such offering by each Selling Holder shall be reduced pro rata according to the total number of Eligible Securities requested by each Selling Holder to be registered under the Securities Act in connection with the registration of the Other Securities; and
     (c) the Company shall not be required to effect any registration of Eligible Securities under this Article V incidental to the registration of any of its securities (i) on Form S-8 or any successor form to such Form or in connection with any employee or director welfare, benefit or compensation plan, (ii) on Form S-4 or any successor form to such Form or in connection with an exchange offer, (iii) in connection with a rights offering exclusively to existing holders of shares of the Company’s Class A or Class B common stock, (iv) in connection with an offering solely to employees of the Company or its affiliates, or (v) relating to a transaction pursuant to Rule 145 under the Securities Act.
No registration of Eligible Securities effected under this Article V shall relieve the Company of its obligation (if any) to effect registrations of Eligible Securities pursuant to Article IV.
ARTICLE VI
REGISTRATION PROCEDURES AND EXPENSES
  6.1. Registration and Qualification. If and whenever the Company is required to effect the registration of any Eligible Securities under the Securities Act as provided in Articles III, IV or V, the Company will:
     (a) prepare, file and use commercially reasonable efforts to cause to become effective a registration statement under the Securities Act regarding the Eligible Securities to be offered;
     (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith and take such other actions as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Eligible Securities registered on such registration statement (1) in the case of a Shelf Registration Statement filed pursuant to Article III, until the end of the Initial Shelf Effectiveness Period, and (2) in the case of a registration statement filed pursuant to Article IV or Article V, until the earlier of (A) such time as all of such Eligible Securities have been disposed of in accordance with the intended methods of disposition by the Selling Holders set forth in such registration statement or (B) (i) the expiration of twelve months after such registration statement becomes effective, or (ii) with respect to a Shelf Registration Statement, such longer time as all of such Eligible Securities have been disposed of in accordance with the intended methods of disposition by the Selling Holders set forth in such Shelf Registration Statement up to a maximum of three years from the date the Shelf Registration Statement is declared effective by the SEC; provided that, such longer period will only be available (A) to the extent that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis and (B) if applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (y) includes any prospectus required by Section 10(a) of the Securities Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, (i) the incorporation by reference in the Shelf Registration Statement of the information required to be included in (y) and (z) above from periodic reports filed pursuant to Section 12 or 15(d) of the Exchange Act, or (ii) the use of a prospectus supplement, filed pursuant to Rule 424 under the Securities Act, containing the information required to be included in (y) and (z) above;

     (c) furnish to the Selling Holders and to any underwriter of such Eligible Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any supplemental prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents as the Selling Holders or such underwriter may reasonably request;
     (d) use commercially reasonable efforts to register or qualify all Eligible Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Selling Holders or any underwriter of such Eligible Securities shall reasonably request, and do any and all other acts and things which may be reasonably requested by the Selling Holders or any underwriter to consummate the disposition in such jurisdictions of the Eligible Securities covered by such registration statement, except the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in any jurisdiction where it is not then subject to taxation, or to consent to general service of process in any jurisdiction where it is not then subject to service of process;
     (e) use commercially reasonable efforts to list the Eligible Securities on each national securities exchange on which the Common Stock is then listed, if the listing of such securities is then permitted under the rules of such exchange;
     (f) use commercially reasonable efforts to ensure that (i) any registration statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any registration statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) any prospectus forming part of any registration statement, and any supplement to such prospectus (as amended or supplemented from time to time), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading;
     (g) immediately notify the Selling Holders at any time when a prospectus relating to a registration statement filed pursuant to this Agreement is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, at the request of the Selling Holders, prepare and furnish to the Selling Holders as many copies of a supplement to or an amendment of such prospectus as the Selling Holders reasonably request so that, as thereafter delivered to the purchasers of such Eligible Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and
     (h) immediately notify the Selling Holders of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a registration statement filed pursuant to this Agreement or the initiation of any proceedings for that purpose and take every reasonable effort to obtain the withdrawal of any such stop order.
     The Company may require the Selling Holders to furnish the Company such information regarding the Selling Holders and the proposed method of distribution of their respective Eligible Securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the SEC in connection with any registration, and each Selling Holder shall promptly notify the Company of the distribution of such securities. Each Holder agrees that it will respond in writing within ten (10) Business Days to any request by the Company to provide or verify any information regarding that Holder or the Holder’s Eligible Securities that is required to be included in a registration statement relating to the Holder’s Eligible Securities pursuant to the rules and regulations of the SEC.
  6.2. Underwriting.
     (a) If requested by the underwriters for any underwritten offering of Eligible Securities pursuant to a registration requested hereunder, the Company will (i) enter into and perform its obligations under an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect and to the extent provided in Article VIII hereof; and (ii) (x) furnish to the underwriters an opinion of counsel for the Company, addressed to them, and (y) use its reasonable efforts to furnish to the underwriters, a “comfort letter” signed by the independent registered public accountants who have certified the Company’s financial statements included in such registration statement, addressed to them, each such document described in clause (x) and (y) covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants’ letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to underwriters in underwritten public offerings of securities. The holders of Eligible Securities on whose behalf Eligible Securities are to be distributed by such underwriters shall, if requested by such underwriters, be parties to any such underwriting agreement; provided, however, that in the case of an underwritten offering pursuant to Article V hereof, such underwriting agreement shall not provide for indemnification or contribution obligations on the part of such holders materially greater than the obligations of such holders under this Agreement. Notwithstanding the foregoing, any Selling Holder may elect, in writing, prior to the effective date of the registration statement filed in connection with such registration, not to register such Eligible Securities in connection with such registration.

     (b) In the event that any registration pursuant to Article V hereof shall involve, in whole or in part, an underwritten offering, the Company may require Eligible Securities requested to be registered pursuant to Article V to be included in such underwriting on the same terms and conditions as shall be applicable to the Other Securities being sold through underwriters under such registration. In such case, the holders of Eligible Securities on whose behalf Eligible Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement. Such agreement shall contain such representations and warranties by the Selling Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions; provided, however, such underwriting agreement shall not provide for indemnification or contribution obligations on the part of such Selling Holders materially greater than the obligations of such Selling Holders under this Agreement.
     (c) In the event that any registration pursuant to Article IV hereof shall involve, in whole or in part, an underwritten offering, the Selling Holders shall have the right to select the underwriters for such underwritten offering, which underwriters shall be subject to approval by the Company, which approval shall not be unreasonably withheld or delayed.
  6.3. Blackout Periods.
          (a) At any time when a registration statement filed pursuant to Articles III, IV or V relating to Eligible Securities is effective, subject to the provisions of this Section 6.3 and a good faith determination by the Chief Executive Officer and the General Counsel of the Company, with the advice of counsel, that it is in the best interests of the Company to suspend the use of a registration statement following the effectiveness of a registration statement, the Company, by written notice to the Holders, may direct the Holders to suspend sales of the Eligible Securities pursuant to a registration statement for such times as the Company reasonably may determine is necessary and advisable (but in no event for more than the earlier of (i) the date upon which any material non-public information that is a basis for such determination is disclosed to the public or ceases to be material or (ii) ninety (90) days after the Company makes such determination) if any of the following events shall occur: (I) the Chief Executive Officer and the General Counsel of the Company, with the advice of counsel, in good faith determine that (A) the continued use of a registration statement is reasonably likely to adversely affect a material financing, acquisition, disposition, merger or other comparable transaction involving the Company or (B) disclosure of material non-public information is reasonably likely to have a material adverse effect on the Company and, in each of (A) and (B), the continued use of a registration statement would require the disclosure of material non-public information not otherwise required to be disclosed under applicable law; or (II) the Chief Executive Officer and the General Counsel of the Company, with the advice of counsel, shall have determined in good faith that it is required by law, rule or regulation to supplement the registration statement or file a post-effective amendment to the registration statement in order to incorporate information into the registration statement for the purpose of (A) including in the registration statement any prospectus required under Section 10(a)(3) of the Securities Act; (B) reflecting in the prospectus included in the registration statement any facts or events arising after the effective date of the registration statement (or of the most recent post-effective amendment thereto) that, individually or in the aggregate, represents a fundamental change in the information set forth therein; or (C) including in the prospectus included in the registration statement any material information with respect to the plan of distribution not disclosed in the registration statement or any material change to such information (the circumstances set forth in clauses I and II above are referred to as a “Post-Effective Suspension Event”). Upon the occurrence of any such Post-Effective Suspension Event, the Company shall use its commercially reasonable efforts to promptly amend or supplement the registration statement on a post-effective basis or to take such action as is necessary to permit resumed use of the registration statement as promptly as possible.
          (b) In the case of a Post-Effective Suspension Event, the Company shall give written notice (a “Suspension Notice”) to the Selling Holders to suspend sales of the Eligible Securities and such notice shall certify by the Company’s Chairman, Chief Executive Officer, President or any Vice President to the Selling Holders, that such suspension was approved by the Chief Executive Officer and the General Counsel of the Company, with the advice of counsel, shall continue only for so long as the Post-Effective Suspension Event or its effect is continuing, and the Company is taking all reasonable steps to terminate suspension of the use of the registration statement as promptly as possible. The Selling Holders shall not effect any sales of the Eligible Securities pursuant to such registration statement at any time after receiving a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). The Selling Holders may recommence effecting sales of the Eligible Securities pursuant to the registration statement following further notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Selling Holders in the manner described above promptly following the conclusion of any Post-Effective Suspension Event and its effect.
          (c) If there is a Post-Effective Suspension Event, the time period set forth in Section 6.1(b) shall be extended for a number of days equal to the number of days from the date of the suspension of sales by the Selling Holders until the date when such sales may be resumed hereunder.
  6.4. Qualification for Rule 144 Sales. With a view to making available to the Holders the benefits of Rule 144 for so long as any Eligible Securities remain outstanding, the Company shall use commercially reasonable efforts to: (1) keep adequate current public information available (as required by Rule 144); (2) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; (3) furnish to each Holder promptly upon request, (A) a written statement by the Company, if true, that it has complied with the applicable reporting requirements of Rule 144, the Securities Act and the Exchange Act and (B) such other information as may be reasonably requested to permit the Holders to sell such Eligible Securities pursuant to Rule 144 (without regard to Rule 144(k)) without registration. In connection with any sale, transfer or other disposition by any Holder of any Eligible Securities pursuant to Rule 144 under the Securities Act, the Company shall cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Eligible Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Eligible Securities to be for such number of shares and registered in such names as the Holder may reasonably request at least five (5) Business Days prior to any sale of Eligible Securities hereunder.

  6.5. Expenses. The Company shall pay all Registration Expenses in connection with the registration pursuant to Articles III, IV or V. Each Holder shall pay any Selling Expenses.
  6.6. Compliance with Company Policies and Procedures. Each Holder who is or becomes an officer, director or affiliate, or otherwise is or becomes subject to the Company’s policies and procedures concerning trading in Company securities, acknowledges and agrees that all sales of Eligible Securities shall be made in compliance with the Company’s policies and procedures concerning trading in Company securities, as in effect from time to time.
ARTICLE VII
PREPARATION; REASONABLE INVESTIGATION
     In connection with the preparation and filing of each registration statement registering Eligible Securities under the Securities Act, the Company will give the Selling Holders and the underwriters, if any, and their respective counsel and accountants, drafts of such registration statement for their review and comment prior to filing and such reasonable and customary access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent registered public accountants who have certified its financial statements as shall be reasonably necessary to conduct an investigation within the meaning of the Securities Act, subject in all cases to mutually acceptable confidentiality arrangements.
ARTICLE VIII
INDEMNIFICATION AND CONTRIBUTION
  8.1. Indemnification and Contribution.
     (a) The Company shall indemnify and hold harmless each Person that exercises registration rights hereunder and, to the extent applicable, its directors and officers, its partners, its trustees and each Person who controls any of such Persons, each Person who participates as an underwriter in the offering or sale of such securities, and each Person, if any, who controls such underwriter within the meaning of the Securities Act against any losses, claims, damages, liabilities and expenses, joint or several, to which such Person may be subject under the Securities Act or otherwise insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Eligible Securities were registered under the Securities Act, any preliminary prospectus or final prospectus included therein, any issuer free-writing prospectus, or any amendment or supplement thereto, or any document incorporated by reference therein, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will promptly reimburse each such Person for any legal or any other expenses reasonably incurred by such Person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding, provided, that, the Company shall not be liable to any Person in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, issuer free-writing prospectus or final prospectus, or any amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Selling Holders or such underwriter expressly for use in the registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Holders or any such Person and shall survive the transfer of such securities by the Selling Holders.
     (b) Each Selling Holder shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 8.1(a)) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, each Person who participates as an underwriter in the offering or sale of such securities, each Person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus or final prospectus included therein, any issuer free-writing prospectus, or any amendment or supplement thereto, but only to the extent that such statement or omission was made in reliance upon and in conformity with written information furnished by such Selling Holder to the Company expressly for use in the registration statement. Notwithstanding the provisions of this Section 8.1(b), a Holder shall not be required to indemnify the Company, its directors, officers, underwriters or control persons with respect to any amount in excess of the amount of the total proceeds to such Holder from sales of the Eligible Securities under such registration statement, and no Holder shall be liable under this Section 8.1(b) for any statements or omissions of any other Holder. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of the registered securities by such Selling Holder and the expiration of this Agreement.
     (c) An indemnified party hereunder shall give reasonably prompt notice to the indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the indemnifying party (i) shall not relieve such indemnifying party from any liability which it may have under the indemnity agreement provided in Sections 8.1(a) or (b) above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights and defenses, and (ii) shall not, in any event, relieve the indemnifying party from any obligations to the indemnified party other than the indemnification obligation provided under Sections 8.1(a) or (b) above. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party’s own expense with counsel chosen by the indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; except that, the indemnifying party will not settle any such action or proceeding or consent to the entry of a judgment in any such action or proceeding without the written consent of the indemnified party unless (i) as a condition to such settlement, the indemnifying party secures the unconditional release of the indemnified party and (ii) the settlement does not include any statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party; and provided, further, that if the indemnified party reasonably determines that a conflict of interest exists where it is advisable for the indemnified party to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party shall be entitled to separate counsel at the indemnifying party’s expense. If the indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the second proviso to the preceding sentence, the indemnifying party’s counsel shall be entitled to conduct the indemnifying party’s defense and counsel for the indemnified party shall be entitled to conduct the defense of the indemnified party, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If the indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel for the indemnified party. In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of the indemnifying party. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, the indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding.
     (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Sections 8.1(a) and (b) above is for any reason held to be unenforceable by the indemnified party or otherwise unavailable although applicable in accordance with its terms, the Company and the relevant Holder shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the Holder, (i) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holder on the other, in connection with the statements, omissions or violations which resulted in such losses, claims, damages, liabilities or expenses, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault of but also the relative benefits to the Company on the one hand and the Holder on the other, in connection with the statements, omissions or violations which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and indemnified party shall be determined by reference to, among other things, the total proceeds received by the indemnifying party and indemnified party in connection with the offering to which such losses, claims, damages, liabilities or expenses relate. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact, omission or alleged omission to state a material fact or other violation of law, has been made by, or relates to information supplied by, the indemnifying party or the indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.
     The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 8.1(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8.1(d), a Holder shall not be required to contribute any amount in excess of the amount of the total proceeds received by such Holder from sales of the Eligible Securities of such Holder under such registration statement.
     Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8.1(d), each Person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Holder, and each director of the Company, each officer of the Company who signed such registration statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.
     (e) Indemnification and contribution similar to that specified in the preceding subsections of this Article VIII (with appropriate modifications) shall be given by the Company and the Selling Holders with respect to any required registration or other qualification of such Eligible Securities under any federal or state law or regulation of a governmental authority other than the Securities Act.
ARTICLE IX
MISCELLANEOUS
  9.1. Benefits of Registration Rights. Subject to the limitations of Sections 4.1 and 5.1, any Holder may severally or jointly exercise the registration rights hereunder in such manner and in such proportion as they shall agree among themselves.
  9.2. Integration; Amendment. This Agreement, the Master Contribution Agreement and the Master III Operating Agreement constitute the entire agreement among the parties hereto with respect to the matters set forth herein and supersede and render of no force and effect all prior oral or written agreements, commitments and understandings among the parties with respect to the matters set forth herein, other than any agreement as may exist solely among the Holders. Except as otherwise expressly provided in this Agreement, no amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the Company and either (i) BCR, or (ii) in the event BCR owns, directly or indirectly, less than 5% of the Eligible Securities subject to this Agreement, the Holders of a majority of the then outstanding Eligible Securities subject to this Agreement. Any amendment effected in accordance with clauses (i) or (ii) of the immediately preceding sentence shall be binding upon each Holder of Eligible Securities then outstanding (whether or not such Holder consented to any such amendment). Notwithstanding the foregoing, Schedule A may be amended at any time by the execution and delivery of an addendum to this Agreement, in substantially the form attached hereto as Exhibit 1, acknowledging that a permitted transfer of BCR Units has occurred under the Master III Operating Agreement, setting forth the name and notice address of such permitted transferee and acknowledging, as contemplated by Section 9.4, that such permitted transferee agrees to be bound by the terms of this Agreement, and the consent of no other Holder will be required for such an amendment.
  9.3. Waivers. No waiver by a party hereto shall be effective unless made in a written instrument duly executed by (a) the Company and either (i) BCR or (ii) in the event BCR owns, directly or indirectly, less than 5% of the Eligible Securities subject to this Agreement, the Holders of a majority of the then outstanding Eligible Securities subject to this Agreement or (b) the party against whom such waiver is sought to be enforced, and only to the extent set forth in such instrument. Neither the waiver by any of the parties hereto of a breach or a default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights or privileges hereunder. Any waiver effected in accordance with Section 9.3(a) shall be binding upon each Holder of Eligible Securities then outstanding (whether or not such Holder consented to any such waiver).
  9.4. Burden and Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, personal and legal representatives and successors. If a Holder disposes of BCR Units, such BCR Units shall remain subject to this Agreement and, as a condition of the validity of such disposition, the transferee shall be required to execute and deliver an addendum to this Agreement, in substantially the form attached hereto as Exhibit 1, unless such transferee is already a Holder. Thereafter, such transferee shall be deemed to be a Holder for purposes of this Agreement.
  9.5. Notices. All notices called for under this Agreement shall be in writing and shall be deemed given upon receipt if delivered personally or by facsimile transmission and followed promptly by mail, or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the addresses set forth opposite their names in Schedule A hereto, or to any other address or addressee as any party entitled to receive notice under this Agreement shall designate, from time to time, to others in the manner provided in this Section 9.5 for the service of notices; except that, notices of a change of address shall be effective only upon receipt thereof. Any notice delivered to the party hereto to whom it is addressed shall be deemed to have been given and received on the day it was received; except that, if such day is not a Business Day then the notice shall be deemed to have been given and received on the Business Day next following such day and if any party rejects delivery of any notice attempted to be given hereunder, delivery shall be deemed given on the date of such rejection. Any notice sent by facsimile transmission shall be deemed to have been given and received on the Business Day next following the transmission.
  9.6. Specific Performance. The parties hereto acknowledge that the obligations undertaken by them hereunder are unique and that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to (i) compel specific performance of the obligations, covenants and agreements of any other party under this Agreement in accordance with the terms and conditions of this Agreement and (ii) obtain preliminary injunctive relief to secure specific performance and to prevent a breach or contemplated breach of this Agreement in any court of the United States or any State thereof having jurisdiction.
  9.7. Governing Law. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of New York, but not including the choice of law rules thereof.
  9.8. Headings. Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.
  9.9. Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require.
  9.10. Execution in Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signature of or on behalf of each party appears on each counterpart, but it shall be sufficient that the signature of or on behalf of each party appears on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in any proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of or on behalf of all of the parties.
  9.11. Severability. If fulfillment of any provision of this Agreement, at the time such fulfillment shall be due, shall transcend the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision contained in this Agreement operates or would operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be held ineffective, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.
[signature pages follow]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date first hereinabove set forth.

Forest City Enterprises, Inc., an Ohio corporation
By: /s/ Charles A. Ratner

Charles A. Ratner President & Chief Executive Officer

[signatures of Holders on next page]

Holders:

/s/ Bruce C. Ratner BRUCE C. RATNER

RRG New B.U.G., LLC, a New York limited liability company

By: /s/ Bruce C. Ratner

Bruce C. Ratner Managing Member

RRG New S.I.A.C., LLC, a New York limited liability company

By: /s/ Bruce C. Ratner

Bruce C. Ratner Member

RRG Flatbush Associates, L.P., a New York limited partnership

By:	RRG Flatbush, Inc., a New York corporation

By: /s/ Bruce C. Ratner

Bruce C. Ratner President

RRG Myrtle, LLC, a New York limited liability company

By: /s/ Bruce C. Ratner

Bruce C. Ratner
Managing Member

RRG Fulton Associates, L.P., a Delaware limited partnership

By:	RRG Fulton Corp., a New York corporation

By: /s/ Bruce C. Ratner

Bruce C. Ratner President
[signatures continued on next page]

RRG Tech Place Associates, L.P., a New York limited partnership

By:	RRG Tech, Inc., a New York corporation

By: /s/ Bruce C. Ratner

Bruce C. Ratner President

RRG Harlem Office, LLC, a New York limited liability company

By: /s/ Bruce C. Ratner
Bruce C. Ratner Member

BR Master Limited Partnership, a New York limited partnership

By:	BR Retail Member, LLC, a New York limited liability company

By: /s/ Bruce C. Ratner

Bruce C. Ratner
Managing Member

RRG Queens Place, LLC, a New York limited liability company

By: /s/ Bruce C. Ratner

Bruce C. Ratner
Member

RRG Retail Properties, LLC, a New York limited liability company

By: /s/ Bruce C. Ratner

Bruce C. Ratner
Managing Member
[signatures continued on next page]

RRG Hanson, LLC, a New York limited liability company

By: /s/ Bruce C. Ratner

Bruce C. Ratner
Member

RRG Gowanus Canal, Inc., a New York corporation

By: /s/ Bruce C. Ratner

Bruce C. Ratner President

FC Quartermaster Retail II, L.P., a New York limited partnership

By:	RRG Quartermaster Retail II, LLC, a Pennsylvania limited liability company

By: /s/ Bruce C. Ratner

Bruce C. Ratner
Managing Member

FC Quartermaster Retail, L.P., a New York limited partnership

By:	RRG Quartermaster Retail, LLC, a New York limited liability company

By: /s/ Bruce C. Ratner

Bruce C. Ratner
Managing Member

FC Quartermaster Retail IV, L.P., a Pennsylvania limited liability company

By:	RRG Quartermaster Retail IV, LLC, a New York limited liability company

By: /s/ Bruce C. Ratner

Bruce C. Ratner
Managing Member
[signatures continued on next page]

RRG New Residential Properties, LLC, a New York limited liability company

By: /s/ Bruce C. Ratner

Bruce C. Ratner
Managing Member

FC Forest Avenue Retail, LLC, a New York limited liability company

By:	BR Retail Member, LLC, a New York limited liability company

By: /s/ Bruce C. Ratner

Bruce C. Ratner
Managing Member

RRG Court Street Retail, LLC, a New York limited liability company

By:	BR Retail Member, LLC, a New York limited liability company

By: /s/ Bruce C. Ratner

Bruce C. Ratner
Managing member

Schedule A

Holder	Notice Address
RRG New B.U.G., LLC
RRG New S.I.A.C., LLC
RRG Flatbush Associates, L.P.
RRG Myrtle, LLC
RRG Fulton Associates, L.P.
RRG Tech Place Associates, L.P.
Bruce C. Ratner
RRG Harlem Office, LLC
BR Master Limited Partnership
RRG Queens Place, LLC
RRG Retail Properties, LLC
RRG Hanson, LLC
RRG Gowanus Canal, Inc.
FC Quartermaster Retail II, L.P.
FC Quartermaster Retail, L.P.
FC Quartermaster Retail IV, L.P.
RRG New Residential Properties, LLC
FC Forest Avenue Retail, LLC
RRG Court Street Retail, LLC
For each Holder:

c/o Forest City Ratner Companies
1 Metrotech Center North
11th Floor
Brooklyn, NY 11201
Attention: Joanne Minieri
Fax: (718) 923-8788

with a copy sent simultaneously to the
Holder at:

c/o Forest City Ratner Companies
1 Metrotech Center North
11th Floor
Brooklyn, NY 11201
Attention: David Berliner
Fax: (718) 923-8705

with a second copy sent simultaneously to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019
Attention: Eugene A. Pinover
Fax: (212) 728-9254

Exhibit 1
Form of Addendum to Registration Rights Agreement
ADDENDUM TO REGISTRATION RIGHTS AGREEMENT
     THIS ADDENDUM TO REGISTRATION RIGHTS AGREEMENT (this “Addendum”) is made and entered into by           (the “Additional Holder”) as of                     , 200___.
     WHEREAS, Forest City Enterprises, Inc. (“FCEI”) and the parties listed on Schedule A of that certain Registration Rights Agreement, dated as of                     , 200___(the “Agreement”), as amended from time to time, entered into the Agreement for the purpose of conferring on holders of the BCR Units certain rights to have shares received in connection with the exchange of such BCR Units registered under the Securities Act of 1933, as amended; and
     WHEREAS, a permitted transfer of BCR Units to the Additional Holder has occurred under the Master III Operating Agreement and the Additional Holder desires to execute this Addendum so that the Additional Holder may have all of the rights and obligations of a Holder under the Agreement.
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the Additional Holder hereby agrees as follows:
     1. Definitions. Each capitalized word or term used as a defined term but not otherwise defined in this Addendum shall have the meaning assigned to it in the Agreement.
     2. Additional Party to the Agreement. Pursuant to Sections 9.2 and 9.4 of the Agreement, the Additional Holder is, and the Additional Holder hereby agrees to be, a party to the Agreement as a Holder.
     IN WITNESS WHEREOF, the Additional Holder has caused this Addendum to be duly executed as of the date first written above.

ADDITIONAL HOLDER:

Name:

Notice Address: